Veritiv Corporation Strategy and Optimization Call March 2017 EXHIBIT 99.3

Tom Morabito Director of Investor Relations 2

Safe Harbor Provision Certain statements contained in this presentation regarding Veritiv Corporation’s (the “Company”) future operating results, performance, business plans, prospects, guidance and any other statements not constituting historical fact are “forward-looking statements” subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. Where possible, the words “believe,” “expect,” “anticipate,” “intend,” “should,” “will,” “would,” “planned,” “estimated,” “potential,” “goal,” “outlook,” “may,” “predicts,” “could,” or the negative of such terms, or other comparable expressions, as they relate to the Company or its business, have been used to identify such forward-looking statements. All forward-looking statements reflect only the Company’s current beliefs and assumptions with respect to future operating results, performance, business plans, prospects, guidance and other matters, and are based on information currently available to the Company. Accordingly, the statements are subject to significant risks, uncertainties and contingencies, which could cause the Company’s actual operating results, performance, business plans, prospects or guidance to differ materially from those expressed in, or implied by, these statements. Factors that could cause actual results to differ materially from current expectations include risks and other factors described under "Risk Factors" in our Annual Report on Form 10-K and elsewhere in the Company’s publicly available reports filed with the Securities and Exchange Commission (“SEC”), which contain a discussion of various factors that may affect the Company’s business or financial results. Such risks and other factors, which in some instances are beyond the Company’s control, include: the industry-wide decline in demand for paper and related products; increased competition from existing and non-traditional sources; adverse developments in general business and economic conditions as well as conditions in the global capital and credit markets; foreign currency fluctuations; our ability to collect trade receivables from customers to whom we extend credit; our ability to attract, train and retain highly qualified employees; the effects of work stoppages, union negotiations and union disputes; loss of significant customers; changes in business conditions in our international operations; procurement and other risks in obtaining packaging, paper and facility products from our suppliers for resale to our customers; changes in prices for raw materials; fuel cost increases; inclement weather, anti-terrorism measures and other disruptions to the transportation network; our dependence on a variety of IT and telecommunications systems and the Internet; our reliance on third-party vendors for various services; cyber-security risks; costs to comply with laws, rules and regulations, including environmental, health and safety laws, and to satisfy any liability or obligation imposed under such laws; regulatory changes and judicial rulings impacting our business; adverse results from litigation, governmental investigations or audits, or tax-related proceedings or audits; our inability to renew existing leases on acceptable terms, negotiate rent decreases or concessions and identify affordable real estate; our ability to adequately protect our material intellectual property and other proprietary rights, or to defend successfully against intellectual property infringement claims by third parties; our pension and health care costs and participation in multi-employer plans; increasing interest rates; our ability to generate sufficient cash to service our debt; our ability to comply with the covenants contained in our debt agreements; our ability to refinance or restructure our debt on reasonable terms and conditions as might be necessary from time to time; changes in accounting standards and methodologies; our ability to realize the anticipated synergies, cost savings and growth opportunities from the Merger, our ability to integrate the xpedx business with the Unisource business, the possibility of incurring expenditures in excess of those currently budgeted in connection with the integration, and other events of which we are presently unaware or that we currently deem immaterial that may result in unexpected adverse operating results. The Company is not responsible for updating the information contained in this presentation beyond the published date, or for changes made to this document by wire services or Internet service providers. This presentation is being furnished to the SEC through a Form 8-K. We reference non-GAAP financial measures in this presentation. Please see the appendix for reconciliations of non-GAAP measures to the most comparable GAAP measures. 3

Mary Laschinger Chairman & CEO 4

5 Overview Company

Veritiv Corporation (NYSE: VRTV) , headquartered in Atlanta, is a leading North American business-to-business distributor of print, publishing, packaging, and facility solutions; and also a provider of logistics and supply chain management services. Veritiv was established in July 2014, following the merger of International Paper Company’s xpedx division and Unisource Worldwide (the “Merger”). Serving customers in a wide range of industries, the Company has approximately 170 operating distribution centers throughout the U.S., Canada and Mexico, and employs approximately 8,700 team members that help shape the success of its customers. Introduction to Veritiv xpedx Unisource = + 6

Merger Rationale: Creating an Industry Leader Market Leadership Created North American market leader Improved market position by combining top industry leaders Strengthened relationships with top customers and suppliers Minimal customer overlap Greater supply chain capability Greater sourcing strategies Strategic Focus Created a standalone company allowing for strategic focus Better positioned to take advantage of higher margin growth Created a unique combination of two like companies Value Creation Bigger, stronger, and more stable company Better able to service our customers Growth for suppliers Opportunity to capture significant synergies Strategic sourcing Supply chain efficiencies Fixed costs 7

8 Compelling Business Model Partner with world class suppliers then add value through multiple capabilities to a wide range of customer segments Customer Reach Effective Supply Chain Reduced selling and administrative costs Full product line to reduce customer costs and supply chain complexity National network to service large customers Service and solutions to customers where they choose not to invest Veritiv conducts business with more than half of the Fortune 500 Manufacturing Hospitality Retail Distribution/fulfillment Deliver Design Source Through design solutions, sourcing, and delivery, Veritiv provides significant value to both suppliers and customers

Veritiv Industry Leader

Packaging • Facility Solutions • Print • Publishing

National Supply Chain

- ~170 operating distribution centers
- ~20 million square feet of warehouse space
- 1000+ truck fleet
- 13 Packaging Design Centers
- Centers of Excellence to manage the supply chain and service customers

World-class Customer & Supplier Relations

- Sourcing ~$7 billion of products and services globally working with many leading manufacturers
- ~1,900 direct Sales, Marketing, Merchandising team members reaching targeted customers
- Conducting business with more than half of Fortune 500

North American Footprint



	FY 2016
Net Sales	~ $8.3 Billion
Adj. EBITDA[1]	$192 Million

1. Please see the appendix for reconciliations of non-GAAP measures to the most comparable GAAP measures

9

10 Segments Publishing & Print Management Extensive Product Options and Print Management Services Print Sourcing Globally to Deliver Best-in-Class Product Line-up and Service Packaging Total Packaging Solution from Concept to Delivery Facility Solutions Providing Products and Expertise to Maintain a Clean and Healthy Environment

Current Revenue and Adjusted EBITDA Mix Print 37% Publishing & Print Mgmt. 12% Packaging 34% Facility Solutions 15% Corp & Other 1% NET SALES BY SEGMENT Corporate and Other is excluded from the calculation for percentage of Adjusted EBITDA by Segment FY 16 NET SALES ~$8.3 BILLION Print 21% Publishing & Print Mgmt. 6% Packaging 60% Facility Solutions 13% ADJUSTED EBITDA BY SEGMENT1 FY 16 Adjusted EBITDA $192 MILLION 11

The Veritiv Journey Public Company Compliance Build Foundational Capabilities Synergies from Integration IP Separation Systems Consolidation Segment Strategies to Improve Base Business Significant Debt Reduction Stabilize Integrate Accelerate Investments in Growth Segments Foundational Value Creation 2014-15 2015-18 2018-21 Build out Broader Service Platform New Org. Structure; Stabilize Company Optimization 12 A successful first 30 months post-merger

Where are we taking the business from 2016 to 2021? 13 Improving Revenue Trend Cost Reductions Organic and Inorganic Growth Improving Adj. EBITDA & Adj. EBITDA Margin Strategy and Optimization Improving Cash Flow from Working Capital

14 Overview Strategy

PROTECT: Leading market positions, maximize EBITDA & cash OPTIMIZE: Post-integration • PACKAGING Organic – People, products, processes Inorganic – Product categories, capabilities, geographies • SERVICES Create Segment Expand existing services – Logistics, Design, Fulfillment/kitting, Equipment Service Explore adjacent services INVEST: Higher growth, higher margin segments • PRINT & PUBLISHING – Continued optimization • FACILITY SOLUTIONS – Organic market growth with people and products • SUPPLY CHAIN • SUPPORT (BACK OFFICE) SERVICES • WORKING CAPITAL IMPROVE Revenue and margin growth EBITDA Cash flow ROIC OPTIMIZE INVEST PROTECT Our Strategy Shift Portfolio Mix to Higher Growth, Higher Margin Segments 15

16 Invest Strategy

Value Proposition CONCEPT AND DESIGN DEVELOPMENT In-house structural and graphic design to meet branding / marketing and product needs Full array of materials SOURCE Custom and standard packaging Extensive relationships with markets largest suppliers of all categories: fiber (corrugated, board, other); plastics (films, other resins), foams, and cushioning Private label (providing greater value) DELIVER Customer Segments General manufacturing Electronics Supply chain / fulfillment Retail Food / beverage Customer Segments Products Primary and secondary packaging Industrial packaging Shelf-ready packaging Shipping solutions Point of sales displays Competitive Landscape Veritiv is an industry leader Limited competition providing total packaging solution Small regional competitors provide standard packaging Broad market reach with extensive supply chain capabilities Value added services Kitting / fulfillment Logistics Equipment services 2016 Net Sales $2,854 2016 Adj. EBITDA $221 34% 60% 17 Packaging Solution Concept to Deliver

Services
Scaling and Monetizing

Veritiv

Value Proposition

PACKAGING DESIGN SERVICES
- Leverage industry and material expertise in design to customer needs, not just supplier capability

SOURCING AS A SERVICE
- Leverage supply across national and international markets
- Leverage own spend and logistics capabilities to deliver best total landed cost for customers

KITTING / FULFILLMENT
- National network capable of providing space, labor, raw material and inventory management (total end-to-end)

LOGISTICS SERVICES
- Creating value between shippers and carriers to reduce the amount of empty miles in the supply chain

EQUIPMENT SERVICES & PARTS
- National team of certified technicians that provide a consistent service experience

- Currently ~ 3 – 5% of Revenues
- Anticipating high single digits growth
- Margins improving with scale

Customer Segments
- General manufacturing
- Electronics
- Supply chain / fulfillment
- Retail
- Food / beverage

Offerings
- Management of procurement activities in foreign markets
- Combining components into new products that add value for customers
- Non-asset bearing freight brokerage
- Centralized parts and technician department

Competitive Landscape
- Veritiv has great access to customers
- Generally fragmented markets - some with one or two large competitors
- Limited competition across multiple offerings (i.e. few if any E2E solutions)

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Concept Development Design Engineering Kitting Outbound Logistics Concept Development – Develop creative designs portraying consistent brand image that is functional and cost effective Design Engineering – Create physical and digital mockups, 3D renderings and prototypes Design teams collaborate with manufacturers to implement design specifications National and Field Sourcing - Leverage in-depth knowledge of supplier capabilities to identify ideal manufacturer, product and cost to meet the customer’s needs International - Leverage Veritiv’s global network of internal resources to develop an end-to-end solution tailored to a customer’s specific needs (i.e. from Discovery and Ideation through Design and Testing and on to Fulfillment and Delivery) Kitting – Assemble components as necessary and ship orders destined for a variety of customers Fulfillment - Receive finished products at distribution network and ship orders to customers on demand Outbound Logistics - Provide outbound logistics services to deliver shipments of finished products (e.g. OTR; inter-modal; air) Creating Greater Value Total Solution 19 Sourcing Inbound Logistics Warehousing Fulfillment Inbound logistics - Manage all shipping needs from manufacturer to customer (e.g. freight forwarding, air / ocean freight; inter-modal) Warehousing - Manage the storage of raw materials, and finished products, for the customer = Existing offering; may be scaled-up going forward = New offering to be developed Deliver

20 Protect Strategy

Customer Segments Competitive Landscape Value Proposition Consulting experts in specific industries Maintain healthy environments (LEED) Manage sustainability compliance Manage and optimize client spend (Lean) Extensive supplier relationships across all categories National supply chain network to support single and multi-site contracts Private label (providing greater value) Customer Segments Products Cleaning and maintenance chemicals/ products Food service supplies Veritiv is an industry leader Many small local competitors 2016 Net Sales $1,272 2016 Adj. EBITDA $47 15% 13% Target larger venues Higher education Hospitality Sports / entertainment Retail Manufacturers Building service contractors Airport and government agencies Cruise lines 21 Facility Solutions Providing Products and Expertise to Maintain a Clean and Healthy Environment

Value Proposition World class sourcing and service capabilities Products – multiple options to meet printing needs Value – global sourcing relationships and private label products (to provide greater value) Service – deep inventories and a national supply chain One-stop shop for printing, packaging and facility supplies Customer Segments Customer Segments Products Coated / uncoated papers Digital paper Specialty paper Sustainable products Wide format and graphics papers Supplies and equipment Competitive Landscape Veritiv is an industry leader Regional and local competitors lack scale and supply chain capabilities 2016 Net Sales $3,047 2016 Adj. EBITDA $77 37% 21% Commercial printers In-plant print facilities Data centers Government agencies Print design agencies Print Sourcing Globally to Deliver Best-in-Class Product Line-up and Service 22

23 Publishing/Print Management Extensive Product Options and Print Management Services Value Proposition Experts in managing paper and print programs Develop and implement customized paper and print management solutions Scale with suppliers provide more options at greater value to customers One-stop shopping for packaging, facility solutions and logistics Customer Segments Products Coated / uncoated Digital paper Specialty paper Sustainable papers Competitive Landscape Veritiv is an industry leader Three regional competitors National printers backward integrating 2016 Net Sales $1,034 2016 Adj. EBITDA $24 12% 6% Retailers Book and magazine publishers Catalog publishers

Segment Mix: Net Sales From 2014 to 2016, Packaging and FS grew from 45% of revenue to 49% All Other Segments FS Packaging 24 Estimated Future State 30% 34% 15% 15% 40% 37% 14% 12% 1% 1% 2014 2016 Future % of Total NET SALES BY SEGMENT Corp & Other Publishing Print FS Packaging

Segment Mix: Adj. EBITDA Excludes Corporate and Other Adjusted EBITDA impact Please see the appendix for reconciliation of non-GAAP measures to the most comparable GAAP measures From 2014 to 2016, Packaging and FS grew to 73% of AEBITDA $154M $192M AEBITDA2: All Other Segments FS Packaging Packaging: 25 2.5% AEBITDA Margin 6.5% AEBITDA Margin +8% CAGR Estimated Future State 55% 60% 15% 13% 20% 21% 10% 6% 2014 2016 Future % of Total Year AEBITDA BY SEGMENT 1 Publishing Print FS Packaging

Packaging and Facility Solutions growth more than offsets the decline in Print and Publishing Facility Solutions Print & Publishing Packaging Segment Adjusted EBITDA USD Millions 26 Estimated Future State 2014 2015 2016 2017 2018 2019 2020 2021

27 Optimize Strategy

Value Creation, An Evolution

Veritiv

Synergies ~ $200 million + **Optimization ~ $100 million** = **~ $300M**

2014 | 2016 | 2018 | 2020 | 2021

Initial Synergies:
- Redundancies in management and other teams
- Opportunistic location exits
- Centralization of functions

Synergies years 2-4:
- Centralization of functions continues
- Increased rate of operating system conversions and reduction of facilities
- Expect to complete ~$200M by 2018

Optimization by 2021:
- Operational excellence and continuous improvement with integrated foundation
- Levers include:
  - Supply Chain operations
  - Corporate Overhead
  - Support services
- Working Capital improvements

As integration synergies are completed…Optimization is a natural evolution

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What does Optimization Mean? Optimization is a new set of efficiencies Completion of critical systems work in 2018 will enable greater efficiencies yielding an improved foundation Not a new program a new set of efficiencies Cost reductions come from broad levers Supply chain operations More Efficient and Fewer Warehouses Transportation optimized Corporate Overhead Margin Improvement Through Pricing and Procurement process improvements Working capital improvement Inventory decreases with fewer redundancies Trimming of SKU “tail” Enables accelerated debt reduction 29

Stephen Smith CFO 30

Cumulative Synergy Capture Since Merger Original (May 2014) Commitments 0% 25%-35% 50% - 60% 80% - 90% Low-end, $150M 31 Veritiv has consistently exceeded synergy guidance Original commitment was $150m to $225m of synergies Veritiv ended 2016 with $161m of cumulative synergies since the merger which is 105% of the $150m ‘low-end' commitment or 72% of the $225m ‘high-end’ commitment E 72% 80 - 90% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 0 25 50 75 100 125 150 175 200 225 2014 2015 2016 2017 % Achievement of High - End Target, $225 Synergy Dollars ($ millions) Cumulative Synergies Target Achieved Over Achieved % of $225M Target

Veritiv Optimization Categories Targeting ~$100 million of Optimization efficiencies driven by three major categories: Pricing/Procurement, Supply Chain, SG&A SG&A Efficiencies ~50% Pricing and Procurement ~25% Supply Chain Efficiencies ~25% 32

Veritiv Adjusted EBITDA Trend USD Millions 33 Capital Allocation Total Veritiv Core* AEBITDA Synergies Optimization *Core Veritiv includes Corp. and Other Costs Total performance improving over time due to segment mix shift Future $0 $300 2014 2015 2016 2017 2018 2019 2020 2021

Optimize Opportunity: Free Cash Flow via Working Capital Targeted Optimization effort will include enhanced effort to extract shareholder value from the balance sheet 2019 - 2021 34 Targeting ~ $20 million of incremental Free Cash Flow per year from Net Working Capital efficiencies

Costs to Achieve Optimization Targeting Costs to Optimization of ~ $125 million to ~ $175 million (for the ~$100 million in efficiencies) ~$225 million ~ $125 million to ~ $175 million Return on Investment over 200% Return on Investment ~100-200% 35 Optimization will continue high ROI efficiency programs Synergies Optimization 0 50 100 150 200 Wave 1 Wave 2 Low-End Target High-end Target

Mary Laschinger Chairman & CEO 36

Capital Allocation Priorities Future State 37 Debt Reduction Free Cash Flow In future state, Free Cash Flow deployed for: cost savings programs, debt reduction, growth and return of capital Organic and Inorganic Growth Return Value to Shareholders Investments for Optimization and in Capital Expenditures

Optimization Summary Costs to achieve those efficiencies estimated at ~ $125 million to ~ $175 million Optimization expected to drive an incremental ~ $20 million of free cash flow per year between 2019 - 2021 from working capital efficiencies (reduced cash conversion cycle) Targeting an additional $100 million in efficiencies by the end of 2021 Capital allocation priorities expected to evolve to include investing in growth in certain Segments (organic and inorganic) 38

Questions 39

Veritiv Investment Thesis Much Progress, But Not A Resting Spot Since merger, many operational and financial successes Common thread for both types of success: Integration and Synergy Capture Great execution delivering on all commitments We expect further transformation of our portfolio into higher growth, higher margin segments We expect our Optimization plan to generate additional efficiencies from ~2019-2021 Future efficiencies yield more profit as core business model shifts toward higher growth, higher margin Segments (current or future segments) Continuing debt reduction could permit organic and inorganic growth opportunities, especially in Packaging Inorganic opportunities could enhance growth prospects as well as offer further efficiency gains 40 Veritiv well positioned due to past successes and future opportunities

41 Information Additional

Appendix: Reconciliation of Non-GAAP Financial Measures We supplement our financial information prepared in accordance with GAAP with certain non-GAAP measures including Adjusted EBITDA (earnings before interest, income taxes, depreciation and amortization, restructuring charges, stock-based compensation expense, LIFO (income) expense, non-restructuring asset impairment charges, non-restructuring severance charges, non-restructuring pension charges, integration expenses, fair value adjustments on the contingent liability associated with the Tax Receivable Agreement ("TRA") and certain other adjustments); Adjusted Free Cash Flow (cash flow from operations less capex plus cash payments for “special” expenses; because we believe investors commonly use Adjusted EBITDA, Adjusted Free Cash Flow, and other non-GAAP measures as key financial metrics for valuing companies. In addition, the credit agreement governing our asset-based lending facility permits us to exclude the foregoing and other charges in calculating “Consolidated EBITDA”, as defined in the facility. We approximate foreign currency effects by applying the foreign currency exchange rate for the prior period to the local currency results for the current period. Adjusted EBITDA, Adjusted Free Cash Flow, and other non-GAAP measures are not alternative measures of financial performance under GAAP. Non-GAAP measures do not have definitions under GAAP and may be defined differently by, and not be comparable to, similarly titled measures used by other companies. As a result, we consider and evaluate non-GAAP measures in connection with a review of the most directly comparable measure calculated in accordance with GAAP. We caution investors not to place undue reliance on such non-GAAP measures and to consider them with the most directly comparable GAAP measures. Adjusted EBITDA, Adjusted Free Cash Flow, and other non-GAAP measures have limitations as analytical tools and should not be considered in isolation or as a substitute for analyzing our results as reported under GAAP. Please see the following tables for reconciliations of non-GAAP measures to the most comparable GAAP measures. 42

Appendix: Reconciliation of Non-GAAP Financial Measures 43 2016 2015 Veritiv As Reported Pro Forma Adjustments* Veritiv Pro Forma (in millions) Net income (loss) 21.0 $ 26.7 $ (19.6) $ $ (16.2) $ (35.8) Interest expense, net 27.5 27.0 14.0 12.4 26.4 Income tax expense (benefit) 19.8 18.2 (2.1) 6.8 4.7 Depreciation and amortization 54.7 56.9 37.6 16.8 54.4 EBITDA 123.0 $ 128.8 $ 29.9 $ 19.8 $ 49.7 $ Restructuring charges 12.4 11.3 4.0 0.2 4.2 Stock-based compensation 8.3 3.8 4.0 0.1 4.1 LIFO (income) expense 3.6 (7.3) 6.3 1.3 7.6 Non-restructuring severance charges 3.1 3.3 2.6 0.4 3.0 Non-restructuring pension charges 2.4 - - - - Gain on sale of joint venture - - - (6.6) (6.6) Merger and integration expenses 25.9 34.9 75.1 14.1 89.2 Fair value adjustment on TRA contingent liability 4.9 1.9 1.7 - 1.7 Non-restructuring asset impairment charges 7.7 2.6 - - - Other 0.9 2.7 (1.7) 2.3 0.6 Loss from discontinued operations, net of income taxes - - 0.1 - 0.1 Adjusted EBITDA 192.2 $ 182.0 $ 122.0 $ 31.6 $ 153.6 $ Net Sales 8,326.6 $ 8,717.7 $ 7,406.5 $ 1,907.6 $ $ 9,314.1 Adjusted EBITDA/Pro Forma Adjusted EBITDA as a % of net sales 2.3% 2.1% 1.6% 1.6% Year Ended December 31, Year Ended December 31, 2014 * Pro forma adjustments take into account the merger with UWW Holdings, Inc. and the related financing as if they occurred on January 1, 2014, as well as purchase accounting adjustments and adjustments for one-time costs related to the merger. Table I VERITIV CORPORATION RECONCILIATION OF NON-GAAP MEASURES NET INCOME TO ADJUSTED EBITDA; ADJUSTED EBITDA MARGIN (in millions, unaudited)

Appendix: Reconciliation of Non-GAAP Financial Measures Table II VERITIV CORPORATION RECONCILIATION OF NON-GAAP MEASURES FREE CASH FLOW (in millions, unaudited) Year Ended December 31, 2016 Year Ended December 31, 2016 Net cash flows provided by operating activities $ 140.2 Less: Capital expenditures (41.0) Free cash flow 99.2 Add back: Cash payments for restructuring expenses 6.8 Cash payments for integration expenses 30.5 Cash payments for integration-related capex 25.5 Free cash flow excluding cash impact of restructuring and integration-related items $ 162.0 44

Appendix: Reconciliation of Non-GAAP Financial Measures Table III VERITIV CORPORATION RECONCILIATION OF NON-GAAP MEASURES NET DEBT TO ADJUSTED EBITDA (in millions, unaudited) December 31, 2016 December 31, 2016 Amount drawn on ABL Facility $ 726.9 Less: Cash (69.6) Net debt 657.3 Last Twelve Months Adjusted EBITDA $ 192.2 Net debt to Adjusted EBITDA 3.4x 3.4x Last Twelve Months Last Twelve Months December 31, 2016 December 31, 2016 Net income $ 21.0 Interest expense, net 27.5 Income tax expense 19.8 Depreciation and amortization 54.7 EBITDA 123.0 Restructuring charges 12.4 Stock-based compensation 8.3 LIFO (income) expense 3.6 Non-restructuring asset impairment charges 7.7 Non-restructuring severance charges 3.1 Non-restructuring pension charges 2.4 Integration expenses 25.9 Fair value adjustments on TRA contingent liability 4.9 Other 0.9 Adjusted EBITDA $ 192.2 45

Veritiv Corporation Strategy and Optimization Call March 2017 46